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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               September 23, 2002
                        (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



           Oklahoma                      001-13643               73-1520922
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.           Other Events and Regulation FD Disclosure

                  On September 23, 2002, ONEOK, Inc. announced it renewed its $850 million, 364-day credit agreement with a syndicate of 13 banks, led by Bank of America N.A. The agreement expires September 22, 2003.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(a)               Financial Statements of Businesses Acquired
                           Not applicable.

(b)               ProForma Financial Information
                           Not applicable.

(c)               Exhibits
                           10.1 364-Day Credit Agreement dated September 23, 2002, among ONEOK, Inc., Bank of America, N.A., as Administrative Agent, a Lender, and L/C Issuer, Bank One, NA, Wachovia Bank, National Association, ABN AMRO Bank N.V., Citibank, N.A., Suntrust Bank, The Royal Bank of Scotland PLC, UBS AG, Stamford Branch, Westdeutsche Landesbank
                                    Girozentrale, New York Branch, Bank of
                                    Oklahoma, N.A., Union Bank of California,
                                    N.A., UMB Bank, n.a., and ARVEST Bank.

                           99.1 Press release issued by ONEOK, Inc. dated September 23, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                ONEOK, Inc.

Date: September 25, 2002                    By: /s/ Jim Kneale
                                                --------------------------------
                                                Jim Kneale
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer
                                                (Principal Financial Officer)

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